UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 24, 2020
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 24, 2020, Encore Capital Group, Inc. (the “Company”) issued €350.0 million aggregate principal amount of 4.875% senior secured notes due 2025 (the “Notes”) pursuant to an indenture (the “Indenture”) between, among others, the Company, certain subsidiaries of the Company as guarantors, Citibank, N.A., London Branch as trustee and Truist Bank as security agent.
The Notes are senior secured obligations of the Company, and are fully and unconditionally guaranteed on a senior secured basis by substantially all material subsidiaries of the Company. The obligations of the Company and the guarantors are secured, together with the Company’s other senior secured indebtedness, by substantially all of the assets of the Company and the guarantors. The Notes will accrue interest at a rate of 4.875% per annum, payable semi-annually in arrears on October 15 and April 15 of each year, beginning on April 15, 2021. The Notes will mature on October 15, 2025, unless earlier repurchased or redeemed by the Company.
The Company used the proceeds from this offering along with drawings under the Senior Facility Agreement (as defined below) to (a) repay a portion of amounts previously drawn under the Senior Facility Agreement, (b) repay amounts drawn under the Company’s existing senior facilities, (c) prepay a portion of the Company’s senior secured notes due 2024 and (d) pay certain transaction fees and expenses incurred in connection with the offering of the Notes and the transactions described under Item 8.01 of this Form 8-K.
On September 7, 2020, Cabot Financial (Luxembourg) S.A. and Cabot Financial (Luxembourg) II S.A. (the “Issuers”), indirect subsidiaries of the Company, obtained consents to certain amendments (the “Proposed Amendments”) from holders of a majority in aggregate principal amount of their respective outstanding £512.9 million 7.5% Senior Secured Notes due 2023 and €400.0 million Senior Secured Floating Rate Notes due 2024 (together, the “Cabot Notes”) to, among other things, (a) amend the Cabot Notes such that the restricted group will encompass the Company and its subsidiaries (including Cabot Financial Limited and its subsidiaries) and (b) amend and restate the existing intercreditor agreement to take into account the foregoing.
Accordingly, on September 7, 2020, the Issuers, Cabot Financial Limited, the trustee for the Notes and certain guarantors executed supplemental indentures (the “First Supplemental Indentures”) giving effect to the Proposed Amendments, subject to certain conditions, including the payment of consent payments, which were satisfied on September 24, 2020. The Proposed Amendments set forth in the First Supplemental Indentures are now operative and binding on all holders of the Cabot Notes whether or not such holders consented to the Proposed Amendments, and on September 24, 2020 certain additional subsidiaries of the Company executed supplemental indentures (the “Second Supplemental Indentures” and together with the First Supplemental Indentures, the “Supplemental Indentures”) pursuant to which such subsidiaries acceded as guarantors to the Cabot Notes.
Copies of the Indenture (including the form of the Notes) and the Supplemental Indentures are attached as exhibits to this report and are incorporated herein by reference (and this description is qualified in its entirety by reference to such documents).
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.
On September 24, 2020, the following agreements, which the Company entered into on September 1, 2020, became effective:
•an amendment and restatement agreement pursuant to which the senior facilities agreement originally dated September 20, 2012, as amended from time to time, has been amended and restated (the “Senior Facility Agreement”) to, among other things:
◦increase commitments under the revolving credit facility from £375.0 million to $1,050.0 million;
◦include the Company as the parent of the restricted group;
◦add Midland Credit Management, Inc. as a borrower thereunder;
◦add the Company and certain subsidiaries of the Company as guarantors; and
◦transfer the commitments of certain existing lenders to new lenders;
•a fourth amended and restated senior note purchase agreement (the “Note Purchase Agreement”), pursuant to which the senior secured note purchase agreement originally dated May 9, 2013 (as amended and restated from time to time) has been amended and restated to, among other things, align the guarantors, security and certain of the covenants therein with those in the Senior Facility Agreement.
On September 24, 2020, the Company terminated its third amended and restated credit agreement dated as of December 20, 2016, its second amended and restated intercreditor agreement, dated as of August 11, 2017, and the $300.0 million stretch facility agreement that it entered into on September 1, 2020.
On September 24, 2020, the Company issued a press release announcing the items discussed above. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Indenture dated September 24, 2020 between Encore Capital Group, Inc., the subsidiary guarantors party thereto, Citibank, N.A., London Branch as trustee and Truist Bank as security agent
4.2	First Supplemental Indenture dated September 7, 2020 to Indenture dated June 14, 2019
4.3	First Supplemental Indenture dated September 7, 2020 to Indenture dated October 6, 2016
4.4	Second Supplemental Indenture dated September 24, 2020 to Indenture dated June 14, 2019
4.5	Second Supplemental Indenture dated September 24, 2020 to Indenture dated October 6, 2016
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	September 24, 2020	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture dated September 24, 2020 between Encore Capital Group, Inc., the subsidiary guarantors party thereto, Citibank, N.A., London Branch as trustee and Truist Bank as security agent
4.2	First Supplemental Indenture dated September 7, 2020 to Indenture dated June 14, 2019
4.3	First Supplemental Indenture dated September 7, 2020 to Indenture dated October 6, 2016
4.4	Second Supplemental Indenture dated September 24, 2020 to Indenture dated June 14, 2019
4.5	Second Supplemental Indenture dated September 24, 2020 to Indenture dated October 6, 2016
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)